FORM 8-K/A

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549




                                   AMENDMENT NO. 1
                                TO THE CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                      of the Securities and Exchange Act of 1934




                           Date of Report: January 28, 1994




                          CONTINENTAL MEDICAL SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


                 Delaware              0-15088             51-0287965

                (State of          (Commission File     (I.R.S. Employer
              incorporation)           Number)         Identification No.)



               600 Wilson Lane, P.O. Box 715, Mechanicsburg, PA  17055
                       (Address of Principal Executive Offices)

          Registrant's telephone number, including area code:  717-790-8300


               The Registrant hereby amends its Current Report on Form 8-K filed with the Commission on January 25, 1994 by adding Item 7 as follows:


          Item 7.  Financial Statements and Exhibits

               A letter from Price Waterhouse is filed herewith as Exhibit 16.1, pursuant to Item 304(a)(3) of Regulation S-K.

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CONTINENTAL MEDICAL SYSTEMS, INC.



          Date:   January 28, 1994      By: /s/ Dennis L. Lehman
                                            Dennis L.  Lehman, Senior  Vice-
                                            President  -  Finance  and Chief
                                            Financial Officer


                                        Signing on behalf of the registrant
                                        and as principal financial officer.


                                    EXHIBIT INDEX

          Exhibit     Document                          Page
          Number

          16.1        Letter of Price Waterhouse dated  Exhibit 16.1
                      January 25, 1994 regarding        follows directly
                      concurrence with statements made  after this
                      by CMS.                           Exhibit Index


                                     EXHIBIT 16.1

          January 25, 1994

          Securities and Exchange Commission
          450 Fifth Street, N.W.
          Washington, DC  20549

          Dear Sirs:

          We have read Item 4 of Continental Medical Systems, Inc. Form 8-K dated January 25, 1994 and are in agreement with the statements contained therein.

          Yours very truly,


          /S/ Price Waterhouse